UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 30, 2009

Glu Mobile Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33368	91-2143667
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2207 Bridgepointe Parkway, Suite 250, San Mateo, California		94404
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 532-2400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2009, the Board of Directors of Glu Mobile Inc. ("Glu") appointed William J. Miller as Glu’s interim President and Chief Executive Officer, effective as of December 1, 2009. Mr. Miller replaces Glu’s former President and Chief Executive Officer, L. Gregory Ballard, who also resigned from Glu’s Board of Directors, effective as of December 1, 2009. A copy of the press release relating to Mr. Miller’s appointment is filed as Exhibit 99.01 to this Current Report on Form 8-K and is incorporated herein by reference.

Mr. Miller, age 64, has served as one of Glu’s directors since January 2007 and has served as Co-Chairman of the Board since July 2009. Mr. Miller has acted as an independent director and adviser to a number of technology companies since November 1999. From April 1996 until November 1999, Mr. Miller served as Chairman of the Board and Chief Executive Officer of Avid Corporation, a provider of digital tools for multimedia companies, where he also served as President from September 1996 to January 1999. Prior to then, he served as Chief Executive Officer and Chairman of the Board of Quantum Corporation, a data storage manufacturer. He previously held various positions in the data storage, information services and financial services businesses of Control Data Corporation, a computer and data services company. Mr. Miller serves as a director of NVIDIA Corporation, Waters Corporation and Digimarc Corporation. Mr. Miller holds a B.A. in speech communications and a J.D. from the University of Minnesota.

As Glu’s interim President and Chief Executive Officer, Mr. Miller will receive an annual base salary of $375,000 and will be eligible to receive a cash bonus of up to a target of 85% of his annual base salary, pro-rated based on the period of time that he serves as Glu’s interim President and Chief Executive Officer. Mr. Miller also received on December 1, 2009 a non-qualified stock option to purchase 75,000 shares of Glu’s common stock. The stock option has an exercise price of $1.05 per share, which is equal to the closing price of Glu’s common stock on The NASDAQ Global Market on the date of grant, and will vest in equal 25,000 share monthly installments over three months, subject to Mr. Miller’s continued service as Glu’s interim President and Chief Executive Officer. In addition, Glu has agreed to pay customary commuting and temporary housing expenses for Mr. Miller.

Item 9.01 Financial Statements and Exhibits.

99.01 Press Release issued by Glu Mobile Inc., dated December 1, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

December 1, 2009	By:	/s/ Eric R. Ludwig

Name: Eric R. Ludwig
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.01	Press Release issued by Glu Mobile Inc., dated December 1, 2009.